[SPECIMEN]

                                [COMERICA LOGO]

                                                                  EXHIBIT 10.45

                                                      Letter of Credit Division

TELEX: 3772134 MNB INTL DET                                  ONE DETROIT CENTER
SWIFT: MNBD US 33                                           500 WOODWARD AVENUE
FAX  : (313) 222-9115                                       24TH FLOOR, MC 3341
                                                              DETROIT, MI 48226

                                                           DATE; APRIL 19, 1996

                                 COMERICA BANK

BANK ONE, COLUMBUS, N.A.
100 EAST BROAD STREET
COLUMBUS, OHIO 43271-0181
ATTENTION: CORPORATE TRUST DEPARTMENT

GENTLEMEN:

        COMERICA BANK-CALIFORNIA HAS ISSUED TO YOU ITS IRREVOCABLE DIRECT PAY LETTER OF CREDIT. NO. 532562 IN THE AMOUNT OF $7,880,000.00. AT THE REQUEST OF COMERICA BANK-CALIFORNIA WE HEREBY CONFIRM SAID CREDIT AND UNDERTAKE TO HONOR ANY CONFORMING DRAWINGS UNDER SAID LETTER OF CREDIT, WHICH WILL BE PAID BY US PRIOR TO 3:00 P.M., DETROIT, MICHIGAN TIME, THE SAME DAY SUCH DRAWING IS PRESENTED IF RECEIVED BY US PRIOR TO 11:00 A.M., DETROIT, MICHIGAN TIME, AND ON THE NEW BUSINESS DAY IF RECEIVED BY US AFTER 11:00 A.M. DETROIT, MICHIGAN TIME.

        DRAWINGS UNDER THIS CONFIRMATION ARE PAYABLE AGAINST YOUR SIGNED STATEMENT ADVISING THAT A DRAWING CERTIFICATE UNDER THE ABOVE-DESCRIBED LETTER OF CREDIT HAS BEEN PRESENTED BY YOU TO COMERICA BANK-CALIFORNIA, OR THAT LETTER OF CREDIT NO. 532562 HAS BEEN REPUDIATED, AND HAS NOT BEEN HONORED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF COMERICA BANK-CALIFORNIA'S LETTER OF CREDIT NO. 532562, TO WHICH STATEMENT SHALL BE ATTACHED COPIES OF THE DOCUMENTS PRESENTED BY YOU TO COMERICA BANK-CALIFORNIA, OR, IN THE CASE OF A REPUDIATION, DRAWING CERTIFICATES, IN THE SAME FORM, DIRECTED TO US, WHICH DOCUMENTS SHALL COMPLY WITH THE TERMS AND CONDITIONS OF SAID LETTER OF CREDIT. YOUR SIGNED STATEMENT SHALL ALSO INDICATE YOUR PAYMENT INSTRUCTIONS.

        DRAWINGS MAY BE MADE BY FACSIMILE TRANSMISSION TO NUMBER (313) 222-9324, PROVIDED RECEIPT OF YOUR FACSIMILE IS CONFIRMED BY TELEPHONE TO MANAGER-STANDBY LETTERS OF CREDIT AT (313) 222-3162, AND THE ORIGINAL DOCUMENTS ARE SENT BY OVERNIGHT COURIER TO COMERICA BANK, ATTN: MANAGER-STANDBY LETTERS OF CREDIT, ONE DETROIT CENTER, 500 WOODWARD AVENUE, 24TH FLOOR, DETROIT, MI 48226.

        ALL DRAWINGS HEREUNDER WILL BE PAID FROM OUR OWN FUNDS. THIS CONFIRMATION EXPIRES ON MAY 15, 2001.

[SPECIMEN]

                                [COMERICA LOGO]

                                                      Letter of Credit Division


        PLEASE ATTACH THIS CONFIRMATION LETTER TO THE ORIGINAL CREDIT AND QUOTE OUR REFERENCE NO. 532576 ON ALL CORRESPONDENCE.

                                               VERY TRULY YOURS,
                                               COMERICA BANK



                                               BY: /s/ PAUL A. ???????
                                                  ---------------------
                                               ITS: VICE PRESIDENT




[ORIGINAL]

                                   [COMERICA]

TELEX:  3772134 MNB INTL DET                                  ONE DETROIT CENTER
SWIFT:  MNBD US 33                                           500 WOODWARD AVENUE
FAX:    (313) 222-9115                                       24TH FLOOR, MC 3341
                                                              DETROIT, MI  48226

                                                            DATE: APRIL 19, 1996


                                 COMERICA BANK


BANK ONE, COLUMBUS, N.A.
100 EAST BROAD STREET
COLUMBUS, OHIO  43271-0181
ATTENTION: CORPORATE TRUST DEPARTMENT

GENTLEMEN:

        COMERICA BANK-CALIFORNIA HAS ISSUED TO YOU ITS IRREVOCABLE DIRECT PAY LETTER OF CREDIT NO. 532562 IN THE AMOUNT OF $7,880,000.00. AT THE REQUEST OF COMERICA BANK-CALIFORNIA WE HEREBY CONFIRM SAID CREDIT AND UNDERTAKE TO HONOR ANY CONFORMING DRAWINGS UNDER SAID LETTER OF CREDIT, WHICH WILL BE PAID BY US PRIOR TO 3:00 P.M., DETROIT, MICHIGAN TIME, THE SAME DAY SUCH DRAWING IS PRESENTED IF RECEIVED BY US PRIOR TO 11:00 A.M., DETROIT, MICHIGAN TIME, AND ON THE NEXT BUSINESS DAY--IF RECEIVED BY US AFTER 11:00 A.M. DETROIT, MICHIGAN TIME.

        DRAWINGS UNDER THIS CONFIRMATION ARE PAYABLE AGAINST YOUR SIGNED STATEMENT ADVISING THAT A DRAWING CERTIFICATE UNDER THE ABOVE-DESCRIBED LETTER OF CREDIT HAS BEEN PRESENTED BY YOU TO COMERICA BANK-CALIFORNIA, OR THAT LETTER OF CREDIT NO. 532562 HAS BEEN REPUDIATED, AND HAS NOT BEEN HONORED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF COMERICA BANK-CALIFORNIA'S LETTER OF CREDIT NO. 532562, TO WHICH STATEMENT SHALL BE ATTACHED COPIES OF THE DOCUMENTS PRESENTED BY YOU TO COMERICA BANK-CALIFORNIA, OR, IN THE CASE OF A REPUDIATION, DRAWING CERTIFICATES, IN THE SAME FORM, DIRECTED TO US, WHICH DOCUMENTS SHALL COMPLY WITH THE TERMS AND CONDITIONS OF SAID LETTER OF CREDIT. YOUR SIGNED STATEMENT SHALL ALSO INDICATE YOUR PAYMENT INSTRUCTIONS.

        DRAWINGS MAY BE MADE BY FACSIMILE TRANSMISSION TO NUMBER (313) 222-9324, PROVIDED RECEIPT OF YOUR FACSIMILE IS CONFIRMED BY TELEPHONE TO MANAGER-STANDBY LETTERS OF CREDIT AT (313) 222-3162, AND THE ORIGINAL DOCUMENTS ARE SENT BY OVERNIGHT COURIER TO COMERICA BANK, ATTN: MANAGER-STANDBY LETTERS OF CREDIT, ONE DETROIT CENTER, 500 WOODWARD AVENUE, 24TH FLOOR, DETROIT, MI 48226.

        ALL DRAWINGS HEREUNDER WILL BE PAID FROM OUR OWN FUNDS. THIS CONFIRMATION EXPIRES ON MAY 15, 2001.

                                [COMERICA LOGO]


        PLEASE ATTACH THIS CONFIRMATION LETTER TO THE ORIGINAL CREDIT AND QUOTE OUR REFERENCE NO. 532576 ON ALL CORRESPONDENCE.

                                        VERY TRULY YOURS,
                                        COMERICA BANK


                                        BY:  [SIG]
                                             ----------------------------
                                        ITS: VICE PRESIDENT




[ORIGINAL]